UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 20, 2026

NATURAL GAS SERVICES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Texas	1-31398	75-2811855
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
601 State Street, Suite 400
Southlake, TX 76092
(Address of Principal Executive Offices)
(432) 262-2700
(Registrant's Telephone Number, Including Area Code)
N/A
(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01	NGS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry into a Material Definitive Agreement.
On July 20, 2026, Natural Gas Services Group, Inc. (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with each of its directors and executive officers (collectively, the “Indemnitees”), effective as of July 20, 2026, which replaced and superseded any previous indemnification agreements between the Company and each such individual. The Indemnification Agreements provide for certain indemnification and advancement of expenses by the Company in connection with actions or proceedings arising out of the Indemnitees’ service as directors or officers of the Company or service to other entities at the Company’s request, on the terms and subject to the conditions set forth therein.
The foregoing description of the Indemnification Agreements is not complete and is subject to and qualified in its entirety by reference to the complete text of the Indemnification Agreements, the form of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.
Item 3.03.    Material Modification of Rights of Security Holders
As previously reported on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 11, 2026, at the Company’s 2026 Annual Meeting of Shareholders held on June 10, 2026, shareholders holding a majority of the outstanding shares of the Company’s common stock entitled to vote thereon approved and adopted the redomestication of the Company from the State of Colorado to the State of Texas (the “Redomestication ”) by means of a plan of conversion (the “Plan of Conversion”), as described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2026 (the “Proxy Statement”). Pursuant to the Plan of Conversion, the Company effected the Redomestication on July 20, 2026 (the “Effective Date”) by filing: (i) a statement of conversion with the Secretary of State of the State of Colorado, (ii) a certificate of conversion with the Secretary of State of the State of Texas and (iii) a certificate of formation with the Secretary of State of the State of Texas (the “Texas Charter”). The Company also adopted new bylaws (the “Texas Bylaws”) to reflect the Redomestication.
Through the adoption of the Plan of Conversion, on the Effective Date of the Redomestication:
•The Company continues its existence as a Texas corporation (the “Texas Corporation”) and continues to operate its business under the current name, ‘‘Natural Gas Services Group, Inc.’’
•The internal affairs of and the rights of shareholders of the Company ceased to be governed by Colorado law and are instead governed by Texas law.
•The Company is now governed by the provisions of the Texas Charter and the Texas Bylaws.
•The Redomestication did not result in any change in the Company’s headquarters, business, jobs, management, number of employees, obligations, assets, liabilities or net worth (other than as a result of the transaction costs related to the Redomestication).
•Each outstanding share of common stock, par value $0.01 per share of the Company, automatically converted into one outstanding share of common stock, par value $0.01 per share of the Texas Corporation.
•Shareholders of the Company are not required to exchange their existing stock certificates for new stock certificates.
•Each outstanding restricted stock unit, performance share unit, option, or right to acquire shares of the Company, as applicable, continues in existence in the form of and automatically became a restricted stock unit, performance share unit, option, or right to acquire an equal number of shares of common stock of the Texas Corporation, as applicable, under the same terms and conditions.
•The common stock of the Texas Corporation resulting from the conversion continues to be traded on the New York Stock Exchange under the current symbol “NGS”. The Redomestication did not cause any interruption in the trading of such common stock. The CUSIP number for the common stock remains 63886Q109.
•The Redomestication did not adversely affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under those material contractual arrangements continue to be the rights and obligations of the Texas Corporation.
•The Redomestication did not have any material adverse accounting implications for the Company.
Certain rights of the Company’s shareholders were changed as a result of the Redomestication. A more detailed description of the Plan of Conversion, Texas Charter, and Texas Bylaws, and the effects of the Redomestication, is set forth under “PROPOSAL 4 – APPROVE THE REDOMESTICATION OF THE COMPANY FROM COLORADO TO TEXAS BY CONVERSION” of the Proxy Statement.
The foregoing descriptions of the Plan of Conversion, the Texas Charter and the Texas Bylaws do not purport to be complete and are subject to and qualified in their entirety by the full text of Plan of Conversion, the Texas Charter and the Texas Bylaws, copies of which are attached hereto as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.
Item 8.01. Other Events.
A legal opinion of Jones & Keller, P.C. is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated by reference into the Company’s Registration Statements on Form S-8 (File Nos. 333-232269, 333-266100 and 333-288367), filed with the SEC on June 21, 2019, July 12, 2022 and June 27, 2025, respectively.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are included with this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Plan of Conversion dated July 20, 2026.
3.1	Certificate of Formation of Natural Gas Services Group, Inc..
3.2	Bylaws of Natural Gas Services Group, Inc..
5.1	Opinion of Jones & Keller, P.C. (contained in Exhibit 5.1)..
10.1	Form of Indemnification Agreement by and between Natural Gas Services Group, Inc. and Certain Indemnitees.
23.1	Consent of Jones & Keller, P.C. (contained in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURAL GAS SERVICES GROUP, INC.

Dated: July 24, 2026	By:	/s/ Justin C. Jacobs
Name: Justin C. Jacobs
Title: Chief Executive Officer